SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported) February 24, 1998

February 10, 1998)


                                            CABLE & CO. WORLDWIDE, INC.
                         (Exact name of Registrant as specified in its charter)


        Delaware                       0-20769                   22-3341195
(State or other jurisdiction of (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

                                     724 Fifth Avenue, New York, New York 10019
                    (Address of principal executive offices)        (Zip Code)


             Registrant's telephone number, including area code: (212) 489-9686


                                                       n/a
                  (Former name or former address, if changed since last report)





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Item 5.  Other Events .


      The Company's common stock was delisted from trading by the NASDAQ Small Cap Market effective after the close of business on February 10, 1998.










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                                                    SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     February 24, 1998


                                          CABLE & CO. WORLDWIDE, INC.
                                                   (Registrant)


                                          By: /s/ Alan Kandall
                                               ALAN KANDALL
                                               President





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